SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2002



                     McMoRan Exploration Co.


   Delaware                 001-07791              72-1424200
(State or other            (Commission           (IRS Employer
jurisdiction of            File Number)          Identification
incorporation or                                     Number)
  organization)

                       1615 Poydras Street
                  New Orleans, Louisiana  70112

 Registrant's telephone number, including area code:  (504) 582-4000

Item 5. Other Events and Regulation FD Disclosures
We announced the formation of an exploration program with El Paso
Production Company covering four of our shallow-water, deep-gas prospects on 100,000 acres in the Gulf of Mexico (Exhibit 99.1).





                            SIGNATURE
                       ------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              McMoRan Exploration Co.


                              By:  /s/ C. Donald Whitmire, Jr.
                                   ------------------------------
                                       C. Donald Whitmire, Jr.
                                     Vice President & Controller -
                                         Financial Reporting
                                       (authorized signatory and
                                      Principal Accounting Officer)


Date:  June 11, 2002



                         McMoRan Exploration Co.
                             Exhibit Listing
Exhibit
Number
-------
99.1  Press release dated June 7, 2002 "McMoRan Exploration Co.
      Announces Exploration Program With EL Paso Production Company Covering Four Shallow-Water, Deep-Gas Prospects On 100,000 Acres In The Gulf Of Mexico."